SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      AUGUST 15, 1998

                       AMERICAN LOCKER GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)



          DELAWARE                  0-439                   16-0338330
      (State or other          (Commission File          (I.R.S. Employer
        jurisdiction                Number)              Identification No.)
       of incorporation)




                 608 ALLEN STREET, JAMESTOWN, NEW YORK 14701
                (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code    716-664-9600



        (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

     On August 15, 1998, Harold J. Ruttenberg, 84, passed away. Mr. Ruttenberg served as Chairman, Chief Executive Officer and Treasurer of the Registrant. A copy of the Registrant's Press Release dated August 17, 1998 is attached hereto as an Exhibit.

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                   AMERICAN LOCKER GROUP INCORPORATED

AUGUST  17 , 1998
-----------------
     (Date)                        /s/Roy J. Glosser
                                   --------------------------------------
                                   Roy J. Glosser
                                   President and Chief Operating Officer

                                      INDEX

Exhibit                       Press Release                Prior Filing or
No. 99.1                      dated August 17,             Sequential Page
                              1998                         No. Herein: